UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-09749
Lifetime Achievement Fund, Inc.
(Exact name of registrant as specified in charter)
15858 West Dodge Rd
Suite 310
Omaha, NE 68118
(Address of principal executive offices)(zip code)
Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118
(Name and address of agent for service)
Registrant’s telephone number, including area code: (402) 330-1166
Date of fiscal year end: December 31
Date of reporting period: June 30, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

SEMI-ANNUAL REPORT

JUNE 30, 2006

LIFETIME ACHIEVEMENT FUND, INC.

15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

TABLE OF CONTENTS

Shareholder Letter	2
Performance Summary	4
Expense Example	5
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Roland R. Manarin

Aron Huddleston

SHAREHOLDER LETTER

Dear Shareholder,

      The first half of 2006 has been a bumpy ride. Most of you have heard us say many times that the stock market is a yo-yo climbing a flight of stairs and that the cost of long-term success is short-term volatility.

Performance Review

 SIX MONTH TOTAL RETURNS AS OF JUNE 30, 2006

Lifetime Achievement Fund	+9.04%[1]

Dow Jones Industrial Average	+5.22%

S&P 500® Index	+2.71%

NASDAQ Composite Index	-1.08%

MSCI U.S. Index	+2.24%

MSCI World Index	+6.06%

1 Six month without sales charge was 9.04% and 6.31% with maximum sales charge.

One year without sales charge was 23.52% and 20.43% with maximum sales charge.
Three year without sales charge was 16.16% and 15.20% with maximum sales charge.
Five year without sales charge was 8.15% and 7.60% with maximum sales charge.
Since inception without sales charge was 1.55% and 1.11% with maximum sales charge.

The Fund’s investment results represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than that which is stated. To receive current to the most recent month-end performance, please call (888) 339-4230.

     Overall, we performed well against other stock market indices for the last six months. As always with a fund that is spread out all over the world, we had some winners and some losers. This is the benefit of diversification, which limits our risk. Two of our winners were our individual stocks, Level 3 Communications and A.G. Edwards. Wall Street is starting to believe that Level 3 is going to stay in business. It has been aggressively pursuing acquisitions, and broadband penetration continues to increase. A.G. Edwards, a retail brokerage company, has benefited from the bull market; however, we will look for opportunities to get out of this stock because we feel that there are better opportunities elsewhere. Our two mutual funds of gold mining companies, OCM Gold Fund and Franklin Gold and Precious Metals Fund — Class A, have been good performers as well. Remember, we invest in these funds as a hedge against financial disasters and not to make money. But, we will take a profit anytime. Our world value and small value funds have also continued to do well. Two positions that have struggled are BlackRock Health Science Portfolio — Class A and iShares Goldman Sachs Semiconductor Index. However, we still believe there is upside potential for health care stocks based on their underlying fundamentals. The whole health care sector has suffered of late, not just our pick. We also feel that semiconductors should benefit from increased business spending as they upgrade their equipment.

Portfolio Review

      We like to say that we sit on the moon and look at the planet attempting to seek out the best opportunities we can find throughout the world. Then, we can put more of our money to work in those undervalued places. Lately, in our opinion, some of the best bargains are right here in the United States. Throughout the first half of the year, we added money to our position in John Hancock Classic Value Fund — Class A, which is a U.S. large cap value fund. In June, we had a chance to visit the team that manages the fund, Pzena Asset Management, in New York City. They are a classic value manager who buys undervalued stocks and is willing to own them for two to five years until they reach their fair value. Also during the first half of 2006, we sold ICM/ Warren Isabelle Small Cap Value Fund because of its underperformance and we also took some profit from Franklin Gold and Precious Metals Fund — Class A. We increased our positions in Franklin Balance Sheet Investment Fund — Class A, Franklin Small Cap Value Fund — Class A, Franklin MicroCap Value Fund — Class A, Franklin Mutual Discovery Fund — Class A, and SoftBrands, Inc. SoftBrands is a small company with basically no debt, almost 40 cents a share of cash in the bank, and approximately 4,000 customers in over 60 countries; we took the position up to 0.50% of our portfolio.

     We monitor the portfolio and reallocate our assets as economic and market conditions change. As a reminder, we are able to buy other mutual funds on a no-load basis, so when we see an opportunity, we’ll make a change.

Economy Review

      Economic growth remains strong with U.S. real GDP increasing at an annual rate of 5.6 percent in the first quarter and 2.5 percent in the second quarter, which results in a 4.1 percent average growth rate for the first half of the year. The average GDP growth rate over the past 40 years has been 3.2 percent. The current unemployment rate is 4.6 percent, which is below the 40 year average of 6.0 percent. As of the first quarter of 2006, adjusted after-tax corporate profits were up almost 120 percent over the last five years. Corporate balance sheets are strong and full of cash that they have been using to make investments, acquisitions, and share buybacks. The Fed has now increased interest rates seventeen times in a row to the current 5.25% Federal Funds rate. The new Fed chairman, Bernanke, has expressed his concern that strong economic growth could lead to higher inflation. The interest rate increases, war in the Middle East, and high energy prices have all put Wall Street in a bad mood. This bad news causes us to seek opportunities, because we know from history that this is short-term noise and that over the long-term, stock prices will follow corporate earnings. The unknown is the greatest threat to the stock market. You do not get run over by the bus you see coming. If the terrorists strike the U.S. again, we think it would have a temporary effect on financial markets and we’ll be happy that we have exposure to gold.

     Rothchild said, “Buy on the cannons, and sell on the trumpets.” When we hear the trumpets play on Wall Street is when we will pay off our short-term debts. Until then, sit back and enjoy life to the fullest and ignore the daily grind of the media. Remember that “we eat our own cooking,” because our money is in the Fund as well. We will continue to work hard to maximize our total returns after taxes and inflation.

     If you would like more frequent updates, www.lifetimeachievementfund.com provides daily prices, monthly performance figures, quarterly portfolio holdings and other information including our quarterly commentary.

Peace and Goodwill,

Roland Manarin

President and Portfolio Manager

Aron Huddleston

Vice President and Assistant Portfolio Manager

The foregoing information reflects our analysis and opinions, is subject to change and should not be considered a recommendation to buy or sell any security. The information is not a complete analysis of every aspect of any market, country, industry, security, or fund. Statements of fact are from sources considered reliable.

Portfolio composition will change due to ongoing management of the Fund. Specific funds named in this newsletter may not currently be owned by the Fund, or the Fund’s position in these other funds may have changed.

Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 339-4230, or visiting www.lifetimeachievementfund.com. The prospectus should be read carefully before investing. The Fund is distributed by Manarin Securities Corporation, a member of SIPC.

Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY
(Unaudited)
As of June 30, 2006

 TOTAL RETURNS*

	Calendar		Since Inception
	Year-to-Date	1 Year	(July 5, 2000)

Lifetime Achievement Fund with 2.50% sales load	6.31%	20.43%	6.84%

Lifetime Achievement Fund without 2.50% sales load	9.04%	23.52%	9.62%

MSCI World Index	6.06%	16.93%	4.38%

MSCI U.S. Index	2.24%	8.23%	-9.57%

S&P 500® Index	2.71%	8.63%	-3.66%

NASDAQ Composite Index	-1.08%	6.48%	-43.56%

Comparison of change in value of $10,000 invested in the Fund since inception and comparable indices
(includes 2.50% maximum sales load for the Fund)*

* The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. All charts and tables reflect past performance which is not predictive of future results.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of May 2005, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Morgan Stanley Capital International (MSCI) U.S. Index is a capitalization weighted index that monitors the performance of stocks from the United States.

The S&P 500® Stock Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The Nasdaq Stock Market. The NASDAQ Composite currently includes over 3,000 companies.

All indices are unmanaged and an investor cannot invest directly in an index.

4   The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE
(Unaudited)
For the Six Months Ended June 30, 2006

    As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/06 - 6/30/06).

Actual Expenses

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06

Actual	$1,000.00	$1,090.40	$9.28

Hypothetical (5% return before expenses)	1,000.00	1,016.12	8.95

* Expenses are equal to the Fund’s annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 0.4959 (to reflect the one-half year period)

The accompanying notes are an integral part of the financial statements.	5

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS
(Unaudited)

June 30, 2006

Name of Security	Shares	Value
Mutual Funds: 96.1%

Alger Capital Appreciation Portfolio - Class A*	902,985	$9,093,054
Alger Small Capitalization Portfolio - Class A*	1,034,068	6,194,065
BlackRock Health Science Portfolio - Class A	183,996	4,439,825
Delaware Emerging Markets Fund - Class A	316,932	5,723,796
Franklin Balance Sheet Investment Fund - Class A	102,725	6,894,872
Franklin Gold and Precious Metals Fund - Class A	148,250	4,577,945
Franklin Large Cap Value Fund - Class A†	487,424	7,403,976
Franklin MicroCap Value Fund - Class A†	289,393	11,711,741
Franklin Mutual Discovery Fund - Class A†	347,296	9,595,778
Franklin Small Cap Value Fund - Class A	261,719	11,633,402
John Hancock Classic Value Fund - Class A	458,675	11,480,624
OCM Gold Fund	195,795	3,631,999
Pioneer Mid-Cap Value Fund - Class A	383,680	9,051,017
Profunds UltraSmall-Cap ProFund	43,965	1,248,162
Templeton Growth Fund, Inc. - Class A†	402,304	9,820,249

Total Mutual Funds (Cost: $88,720,009)		112,500,505

Exchange Traded Funds: 1.6%

iShares Goldman Sachs Semiconductor Index	31,000	1,796,450

Total Exchange Traded Funds
(Cost: $1,588,018)		1,796,450

Equity Securities: 8.6%

Financials: 2.6%
A.G. Edwards, Inc.	55,450	3,067,494

Information Technology: 0.6%
SoftBrands, Inc.*	371,575	687,414

Telecommunication Services: 5.4%
Level 3 Communications, Inc.*	1,429,725	6,347,979

Total Equity Securities (Cost: $18,227,774)		10,102,887

	Principal
Name of Security	Amount	Value
Short-Term Investments: 0.4%

UMB Bank, n.a., Money Market Fiduciary‡	$504,781	$504,781

Total Short-Term Investments
(Cost: $504,781)		504,781

Total Investments: 106.7%
(Cost: $109,040,582)		124,904,623

Liabilities, Less Other Assets: (6.7%)		(7,822,145)

Net Assets: 100.0%		$117,082,478

Footnotes:

*	Non-income producing security.
†	As of June 30, 2006, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $30,241,500 as of June 30, 2006. See Note 6 to the Financial Statements.
‡	The short-term investments earn interest at variable rates. At June 30, 2006, the interest rate was 3.45%.

Investment Composition
(As a Percentage of Long-term Investments)
Mutual Funds	90.4%
Exchange Traded Funds	1.5
Equities	8.1

100.0

6   The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2006

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments at value (cost $109,040,582)	$124,904,623
Receivable for Fund shares sold	145,900
Interest and dividends receivable	13,730
Other assets	5,505

Total assets	125,069,758

Liabilities
Loan payable	7,706,000
Payable for Fund shares redeemed	87,756
Distribution fees payable	71,783
Management fee payable	69,654
Interest payable	38,971
Other accrued expenses	13,116

Total liabilities	7,987,280

Net assets	$117,082,478

Net assets consist of:
Paid-in-capital	$99,002,379
Undistributed net investment loss	(901,861)
Undistributed net realized gain on investments	3,117,919
Net unrealized appreciation on investments	15,864,041

Net assets	$117,082,478

Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	5,516,486

Net asset value and redemption price per share (net assets/shares outstanding)	$21.22

Maximum offering price per share (net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$21.76

The accompanying notes are an integral part of the financial statements. 7

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS
(Unaudited)
For the Six Months Ended June 30, 2006

STATEMENT OF OPERATIONS

Investment income
Dividends from mutual funds	$41,077
Dividends from securities	22,180
Interest	15,721

Total investment income	78,978

Expenses
Management fees	410,702
Interest expense	233,257
Distribution fees	136,901
Administrative and fund accounting fees	54,548
Professional fees	47,580
Transfer agent fees and expenses	42,921
Federal and state registration fees	19,340
Reports to shareholders	17,123
Custody fees	13,405
Directors’ fees	1,857
Miscellaneous expenses	3,205

Total expenses	980,839

Net investment loss	(901,861)
Net realized and unrealized gain (loss) on investments
Capital gain distributions from mutual funds	132,477
Net realized gain on investments	2,366,556
Change in unrealized appreciation/depreciation on investments	7,274,011

Net increase in net assets resulting from operations	$8,871,183

8   The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30, 2006	December 31,
	(Unaudited)	2005
Increase in net assets from operations
Net investment loss	$(901,861)	$(429,702)
Capital gain distributions from mutual funds	132,477	3,509,575
Net realized gain on investments	2,366,556	5,265,486
Change in unrealized appreciation on investments	7,274,011	1,079,640

Net increase in net assets resulting from operations	8,871,183	9,424,999

Capital share transactions
Proceeds from sale of shares	13,866,212	16,898,222
Redemption of shares	(3,159,446)	(4,844,022)

Net increase from capital share transactions	10,706,766	12,054,200

Total increase in net assets	19,577,949	21,479,199
Net assets
Beginning of period	97,504,529	76,025,330

End of period	$117,082,478	$97,504,529

Transactions in shares
Shares sold	654,311	1,921,048
Shares redeemed	(150,796)	(554,766)
Reverse stock split	(5,013,022)*	—

Net increase	(4,509,507)	1,366,282

* The Fund had a 1-2 stock split with ex and payable dates of January 3, 2006. See Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements. 9

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the
	Six Months
	Ended
	June 30,
	2006		Year Ended December 31,
	(Unaudited)		2005		2004		2003		2002		2001
Selected per share data
Net asset value, beginning of period	$9.73		$8.78		$8.03		$5.97		$6.55		$8.30

Income from investment operations Net investment loss(a)	(0.16)		(0.04)		(0.06)		(0.05	) (b)	(0.05)		(0.06	) (b)
Increase from reverse stock split(c)	9.73		—		—		—		—		—
Net realized and unrealized gain (loss) on investments	1.92		0.99		0.81		2.11		(0.53)		(1.53)

Total from investment operations	11.49		0.95		0.75		2.06		(0.58)		(1.59)

Less distributions from realized gains	—		—		—		—		—		(0.16)

Net asset value, end of period	$21.22		$9.73		$8.78		$8.03		$5.97		$6.55

Total return(d)	9.04	%(m)	10.82%		9.34%		34.51%		(8.85)%		(19.22)%
Ratios and supplemental data
Net assets, end of period (in thousands)	$117,082		$97,580		$76,025		$66,032		$46,548		$52,397
Ratio of expenses to average net assets
With expense reimbursement and service fee	1.79	% (e,l)	1.77	% (f)	1.59	% (g)	1.76	% (h)	1.51	% (i)	1.50	% (j)
Without expense reimbursement and service fee	1.79	% (e,l)	1.77	% (f)	1.59	% (g)	1.86	% (h)	1.51	% (i)	1.64	% (k)
Ratio of net investment loss to average net assets	(1.65)%		(0.52)%		(0.82)%		(0.73	)% (b)	(0.75)%		(0.84	)% (b)
Portfolio turnover rate	7	%(m)	28%		2%		3%		35%		24%

(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investee funds. The expenses of the investee funds are excluded from the Fund’s expense ratio.
(b)	Net investment loss is net of expenses reimbursed by the Manager.
(c)	The Fund had a 1-2 reverse stock split with ex and payable dates of January 3, 2006. See Notes to the Financial Statements.
(d)	Total return represents aggregate total return and does not reflect a sales charge.
(e)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.36%.
(f)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.43%.
(g)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.46%.
(h)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.50%.
(i)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.47%.
(j)	The ratio of expenses to average net assets includes service fee.
(k)	The ratio of expenses to average net assets excludes service fee.
(l)	Annualized.
(m)	Not annualized.

10   The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

June 30, 2006

Lifetime Achievement Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in mutual funds (“Other Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. Summary of Significant Accounting Policies

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange are valued at the last sales price on that exchange. Securities traded on the NASDAQ national market are valued at the NASDAQ Official Closing Price; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by Manarin Investment Counsel, Ltd. (the “Manager”), under the direction of the Board of Directors.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

Cash — The Fund classifies as cash amounts on deposit with the Fund’s custodian. These amounts earn interest at variable interest rates. At June 30, 2006, the interest rate was 3.45%.

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

For the year ended December 31, 2005, the Fund had a federal income tax capital loss carry forward of $24,142. The federal income tax capital loss carry forward expires in 2010. To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed. The Fund utilized $8,127,728 of its capital loss carry forward during the year ended December 31, 2005.

The character of distributions made during the year from net investment loss or net realized gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of June 30, 2006, the components of accumulated earnings were as follows:

Cost of Investments	$108,397,553

Gross Unrealized Appreciation	$27,349,294
Gross Unrealized (Depreciation)	(10,842,224)

Net Unrealized Appreciation on Investments	$16,507,070

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains	—

Accumulated Earnings	—
Accumulated Capital and Other Losses	(24,142)
Unrealized Appreciation	9,233,059

Total Accumulated Earnings (Deficit)	$9,208,917

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

2. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Related Party

Manarin Investment Counsel, Ltd. (the “Manager”) is the investment adviser of the Fund. For its services, the Manager receives a fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Manager voluntarily agreed to limit the Fund’s total operating expenses, exclusive of interest expense and cost of Fund borrowings, to an annual rate of 1.50% for the fiscal year ending December 31, 2006. The Manager may terminate the expense limit at any time. For the period ended June 30, 2006, the Manager made no reimbursements to the Fund.

The Fund paid $1,000 to unaffiliated directors during the period ended June 30, 2006. No compensation is paid to any director or officer who is affiliated with the Manager.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (continued)
(Unaudited)

June 30, 2006

4. Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities, were $17,946,970 and $8,096,578, respectively, for the period ended June 30, 2006.

5. Service and Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay the Distributor (Manarin Securities Corporation) a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis. For the period ended June 30, 2006, payments totaling $106,033 have been made to Manarin Securities Corporation, an affiliate of the Manager, under the distribution plan.

6. Loan and Pledge Agreement

On February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the “Loan Agreement”) with Custodial Trust Company, a subsidiary of Bear Stearns Securities Corp. The Fund is permitted to borrow up to the lesser of 30% of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund, consistent with its investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least twice the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at the 30-day LIBOR rate plus 1.25%. For the period ended June 30, 2006, borrowings under the Loan Agreement were as follows:

Maximum
Amount
Weighted	Weighted			Borrowed
Average	Average	Number	Interest	During
Interest	Loan	of Days	Expense	the
Rate	Balance	Outstanding	Incurred	Period
6.10%	$7,706,000	181	$233,257	$7,706,000

7. Securities Lending

On July 29, 2002, the Fund entered into a Master Securities Loan Agreement (the “Securities Lending Agreement”) with Bear Stearns Securities Corp. (the “Lending Agent”). The Fund may loan designated securities to the Lending Agent, for which the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan daily. The Fund may invest the collateral at its discretion, subject to the Fund’s normal investment objectives and restrictions.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.

At June 30, 2006, the Fund had no securities on loan. For the period ended June 30, 2006, the Fund had no lending income.

8. Reverse Stock Split

The Fund had a 1 for 2 reverse stock split with ex and payable dates of January 3, 2006, to shareholders of record as of December 31, 2005. This resulted in a decrease in shares outstanding from 10,026,043 to 5,013,022, and an increase in net asset value from $9.73 to $19.46.

9. Results of Shareholder Meeting

A special meeting of the shareholders of the Fund was held on February 27, 2006.

The matters voted on by the shareholders of record as of January 6, 2006 were related to changes in the investment policy. The number of shares outstanding for the Fund as of the record date was 5,016,492.

With respect to the proposal to change the fundamental investment policy on borrowing, the results of the vote were as follows:

Votes for	4,447,010
Votes against	67,923
Votes abstained	82,869

With respect to the proposal to change the fundamental investment policy on purchasing equity securities, the results of the vote were as follows:

Votes for	4,479,529
Votes against	43,072
Votes abstained	75,200

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Finally, the Fund also makes the information on Form N-Q available to shareholders on its website www.lifetimeachievementfund.com or such information is available upon request by calling the Fund at 402-330-1166 or at its toll free number (800) 397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request by calling 1-800-397-1167. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information when filed is available without charge upon request by calling the Fund’s toll free number and on the SEC’s website.

Approval of Investment Advisory Agreement

The Board of Directors of the Fund met on February 27, 2006 and May 22, 2006 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Manarin Investment Counsel, Ltd. (the “Adviser”). In approving the continuation of the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

1.	NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED.

The Board considered the nature, extent, and quality of services provided by the Adviser, including investment research, portfolio management, supervision of Fund operations and compliance, recordkeeping, Board reporting and regulatory matters. The Board concluded that the services provided were extensive in nature.

2.	INVESTMENT PERFORMANCE OF THE FUND AND ADVISER.

The Board reviewed overall investment performance relating to the Fund and the Adviser. The Board noted the Fund’s strong performance over the last three years and attributed such performance to the high quality services provided by the Adviser.

3.	ADVISORY FEES.

The Board considered the Fund’s management fee and total expense ratio relative to industry averages for comparable funds of funds without proprietary funds. The Board noted that the investment advisory fee of 0.75% is comparable to fees paid to similar advisers of funds of funds without proprietary funds. The Board reviewed the Fund’s total expense ratio, which includes the highest expense ratio of a fund owned by the Fund, and compared it to the Fund’s actual expense ratio before interest expense. The Board also noted that the Adviser has agreed to waive expenses, other than the Adviser’s fee and Rule 12b-1 fees, to the extent they exceed 0.50% of the Fund’s average daily net assets. In light of the foregoing, the Board concluded that the management fee and total expense ratio were reasonable.

4.	COSTS OF SERVICES AND PROFITS TO BE REALIZED BY THE ADVISER.

The Board reviewed profitability information relating to the Fund and the Adviser. The Board also considered the Adviser’s voluntary waiver of Fund expenses. The Board concluded that the Adviser’s current level of profitability was reasonable.

5.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Board discussed whether there may be economies of scale in the management of the Fund and considered comparable funds that offer breakpoints with regard to the management fee. The Board noted that the Adviser’s voluntary waiver of certain Fund expenses is a benefit to the Fund’s investors. After reviewing the Fund’s fee structure, the Board concluded that the Fund’s fees are reasonable.

CONCLUSIONS

Based on this review, the Board approved the Advisory Agreement and concluded that the advisory fee paid was reasonable.

BOARD OF DIRECTORS

David C. Coker

Roland R. Manarin
Lee Rohlfs
Dr. Bodo Treu
Jerry Vincentini

OFFICERS

Roland R. Manarin, Chairman, President

Aron Huddleston, Vice President and Treasurer
Deborah Koch, Secretary and Chief Compliance Officer

LEGAL COUNSEL

Godfrey & Kahn, S.C.

Madison, Wisconsin

CUSTODIAN

UMB Bank, n.a.

Kansas City, Missouri

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP

175 West Jackson
Chicago, Illinois 60614

DISTRIBUTOR

Manarin Securities Corporation

15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
402-330-1166

INVESTMENT MANAGER

Manarin Investment Counsel, Ltd.

15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
402-330-1166

Item 2. Code of Ethics.
Not applicable to semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

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Item 11. Controls and Procedures.
(a)	The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Not applicable to semi-annual reports.

	(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

	(3)	Not applicable.
(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Lifetime Achievement Fund, Inc.

/s/ Roland R. Manarin Roland R. Manarin, President
(Principal Executive Officer)
September 7, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Roland R. Manarin Roland R. Manarin, President
(Principal Executive Officer)
September 7, 2006

/s/ Aron D. Huddleston
Aron D. Huddleston, Vice President and Treasurer
(Principal Financial Officer)
September 7, 2006

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